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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios (SPorts) Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2010

Fixed-Income Fund

■	ING SPorts Core Fixed Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Observers were waiting anxiously, and mostly pessimistically, for the March 5 unemployment report. Its arrival, however, brought some encouraging news: the U.S. Department of Labor reported that job losses continued to decline in February, a hopeful sign that employment might turn positive soon, after 26 months of contraction or no gain.

The global recovery from the largest economic decline since the Great Depression continues, if somewhat fitfully at times. The U.S. economy seems to be expanding at a moderate pace, though the factors that have driven the recovery so far may be nearing the end of their effectiveness. Congress recently passed an extension of unemployment benefits, which should help sustain recovery until job growth can take up the slack.

Economies outside the United States also remain on an upward if somewhat uneven track. At this point, it looks as if the emerging world will lead the recovery while developed nations lag — Asia has been particularly strong out of the recession, while Europe continues to grapple with a variety of issues including runaway sovereign debt (Greece being one very visible example of this concern). As a result, the performance of regional securities markets may increasingly diverge, implying that global asset allocation could reaffirm its value as a portfolio diversification tool.

We have long recommended a broadly diversified asset mix as most likely to serve your financial needs. Should you choose to add to your portfolio’s global diversification, please discuss prospective actions thoroughly with your investment advisor before you make any adjustments.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 23, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2010

In our semi-annual report, we described the resurgence of risky asset classes like equities and corporate bonds after their markets reached a bottom in early March 2009. Further gains were made in the second half of the fiscal year, but were smaller and more erratic.

The financial crisis that led to recession forced governments to intervene massively to recapitalize companies considered systemically important, or at least make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions).

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered tax credits to home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part-time. The U.K. reduced its Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, $1.42 trillion for the fiscal year ending September 2009. To keep interest rates down, the Federal Reserve and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is now back above 10% and some key areas of the domestic economy are looking better.

House prices have started to rise again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities was reported in March to have risen for the eighth consecutive month and was only down 0.7% from a year earlier. Sales of existing homes reached the highest levels since February 2007 but then fell in the three months through February 2010, perhaps distorted by tax credit effects.

Improvement on the employment front has been clear, but so far too slow to sustain a vigorous recovery and jobs were still being lost as our fiscal year ended. The unemployment rate was reported at 9.7% in February, having peaked at 10.1% in October. Wage growth remains weak and the participation rate (percentage of the population in the labor force) fell to 64.6% in December, the lowest level since August 1985, before edging up in January and February.

At least the economy has started to expand again after four quarterly declines. In the third quarter of 2009, GDP in the U.S. rose by 2.2% at an annual rate and 5.6% in the fourth quarter. Most of the latter figure was due to inventory rebuilding, but it was accompanied by a 30.6% increase in corporate profits over the fourth quarter of 2008, the biggest rise since 1984.

In fixed income markets, the three-month dollar London Interbank Offered Rate (“LIBOR”), the basis of trillions of dollars of financial agreements, fell below 1% for the first time in May 2009 and stayed there.

In bond markets, the riskier issues performed the best, especially in the first half of the fiscal year. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 7.69% for the fiscal year. But within this figure, improved risk appetite propelled the Barclays Capital Corporate Investment Grade Bond Index(3) to a 23.80% gain for the fiscal year. At the other extreme, the Barclays Capital Long Term U.S. Treasury Index(4) lost 7.26% for the fiscal year as investors fretted about the huge volume of new issuance and future inflation. The Treasury yield curve, measured by the excess yield on 10-year Treasuries over 2-year issues, reached a new all-time high 2.94% on February 18. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(5), were the star performers, gaining an equity-like 55.63% for the fiscal year. The annual yield on the 90-day Treasury Bill started the fiscal year at 20 basis points (“bps”), moved in a range between 21 bps and 0 bps and ended at 15 bps.

In currencies, the U.S. dollar, on a trade weighted basis, touched a 15-month low in late November but rebounded somewhat later. Depressing the euro recently has been uncertainty about Greece’s ability to repay vast sovereign debts falling due in 2010. For the fiscal year, the U.S. dollar lost 1.8% to the euro, 5.7% against the pound, and 4.7% against the yen.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(6) including dividends soared 49.77% in the fiscal year, about three quarters of it in the first half, led by the financials sector, which recorded an 83% gain. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2010

in the third quarter of 2009 before showing strong improvement in the fourth.

In international markets, based on local currencies including dividends, the MSCI® Japan Index(7) rose 30.4% over the fiscal year. Bolstered by government stimulus and trade, GDP resumed growth in the fourth quarter, despite weak domestic demand and falling wages. The MSCI Europe ex UK® Index(8) gained 48.7% for the fiscal year. As in the U.S., the region’s economy returned to growth in the third quarter of 2009, by 0.4% over the previous quarter, but only rose by 0.1% in the fourth. The MSCI UK® Index(9) returned 50.7% for the fiscal year. The U.K. had to wait until the fourth quarter for a rise in GDP, by 0.4%. Consumers continued to pay down debt at record rates and the household savings rate rose to 8.4%, the highest in eleven years.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(4)  The Barclays Capital Long Term U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(6)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Richard Kilbride, Karen Cronk and Luis Olguin, portfolio managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2010, the Fund returned 18.48%, compared to the Merrill Lynch U.S. 1-10 Year Corporate Bond Index(1) (“ML 1-10 Corp Index”) which returned 22.76% for the same period.

Portfolio Specifics: The Fund is available only as an embedded structure inside a managed account strategy. The full investors’ experience includes the securities held outside this mutual fund in the separate account.

Contributing to results during the period was the Fund’s corporate credit exposure, which benefited from a rally in corporate spreads. Relative underperformance to the benchmark was due to the more conservative nature of our credit exposure. While the Fund focused on security selection, the indiscriminate rally in credit hurt our relative performance. Underexposure to financials was also a significant source of relative underperformance.

During the period, yield spreads to comparable Treasuries narrowed for the benchmark, generating significant performance. The Fund maintained full exposure to corporate credit for the period, with the exception of February 2010 when we added a position in agencies to mitigate market volatility. We sold this position in March 2010.

U.S. Treasury rates were higher and the curve was steeper over the last six months of the period. The 10-year Treasury rate rose 1.16% to 3.83% while the two-year Treasury rate increased 0.22% to 1.02%. Portfolio positioning was geared towards taking advantage of a steep yield curve though the Fund held predominantly a short duration stance during the period. It is important to note that your full interest rate exposure should be viewed in combination with securities held in the separate account, which largely offset this risk.

Current Strategy & Outlook: The major economic challenge has changed from finding a bottom for the recession to predicting the shape of an economic recovery. While the last six months did show sputtering signs of a nascent recovery, we believe the structural drag of 9%-plus unemployment, system wide deleveraging and uncertainty over government’s role in the economy will remain an overhang. In our opinion, this will result in a much shallower upturn than previously experienced. Coupled with a benign inflation view, we believe it will also allow interest rate authorities to maintain an accommodative stance, causing the yield curve to remain steep even as they exit programs and facilities put in place during the downturn.

While we are aware of the significant federal financing needs, we continue to see Treasury supply being readily absorbed and range-bound Treasury rates. We believe corporate credit, although more volatile, will continue to perform well. Going forward, though, we expect most of the return among corporates to come not from spread compression but from carry trade, i.e., borrowing at low rates to purchase higher yielding securities. Security selection is becoming even more important in this volatile environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	Effective 10/1/2009, Christine Hurtsellers was replaced with Karen Cronk and Luis Olguin as portfolio managers to the Fund. Effective May 18, 2010 Mr. Olguin is no longer a portfolio manager to the Fund.
(1)	The ML 1-10 Corp Index is a market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.

Top Ten Holdings

as of March 31, 2010

(as a percent of net assets)

Citigroup, Inc., 5.000%, due 09/15/14	4.7%
HSBC Finance Corp., 5.500%, due 01/19/16	4.4%
ArcelorMittal, 6.125%, due 06/01/18	4.4%
Wal-Mart Stores, Inc., 2.875%, due 04/01/15	4.4%
Merrill Lynch & Co., Inc., 5.300%, due 09/30/15	4.3%
Comcast Corp., 5.150%, due 03/01/20	4.2%
Williams Partners L.P., 3.800%, due 02/15/15	4.2%
Bank of New York Mellon Corp., 3.100%, due 01/15/15	4.2%
Morgan Stanley, 4.100%, due 01/26/15	4.2%
Duke Energy Corp., 3.350%, due 04/01/15	4.2%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SPORTS CORE FIXED INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2010
	1 Year	Since Inception June 8, 2007
ING SPorts Core Fixed Income Fund	18.48%	8.44%
ML 1-10 Corp Index(1)	22.76%	19.05	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SPorts Core Fixed Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	The ML 1-10 Corp Index is a market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.
(2)	Since inception performance of the index is shown from June 1, 2007.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Return				Hypothetical (5% return before expenses)
Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2010	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2010
$1,000.00	$1,041.20	0.00%	$0	$1,000.00	$1,024.93	0.00%	$0

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Separate Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the ING Sports Core Fixed Income Fund, a series of ING Separate Portfolios Trust, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned fund as of March 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2010

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2010

ASSETS:
Investments in securities at value*	$5,661,645
Cash	536,165
Dividends and interest receivables	48,224
Prepaid expenses	7,715
Reimbursement due from manager	16,310

Total assets	6,270,059

LIABILITIES:
Payable for investment securities purchased	258,203
Income distribution payable	22,820
Payable for trustees fees	131
Other accrued expenses and liabilities	25,167

Total liabilities	306,321

NET ASSETS	$5,963,738

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,710,262
Distributions in excess of net investment income	(2,941)
Accumulated net realized gain on investments	145,223
Net unrealized appreciation on investments	111,194

NET ASSETS	$5,963,738

* Cost of investments in securities	$5,550,451

Shares authorized	unlimited
Par value	$0.001
Shares outstanding	571,330
Net asset value and redemption price per share	$10.44

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME:
Interest	$289,702

Total investment income	289,702

EXPENSES:
Transfer agent fees	453
Shareholder reporting expense	12,190
Registration fees	20,128
Professional fees	38,465
Custody and accounting expense	801
Trustees fees	185
Miscellaneous expense	2,957

Total expenses	75,179
Net waived and reimbursed fees	(75,179)

Net investment income	289,702

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	360,691
Net change in unrealized appreciation on investments	308,054

Net realized and unrealized gain on investments	668,745

Increase in net assets resulting from operations	$958,447

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS:
Net investment income	$289,702	$257,968
Net realized gain (loss) on investments	360,691	(70,897)
Net change in unrealized appreciation or depreciation on investments	308,054	(298,856)

Increase (decrease) in net assets resulting from operations	958,447	(111,785)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(289,702)	(258,847)
Net realized gains	(139,136)	(98,138)

Total distributions	(428,838)	(356,985)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	652,148	1,236,591
Cost of shares redeemed	(513,413)	(165,105)

Net increase in net assets resulting from capital share transactions	138,735	1,071,486

Net increase in net assets	668,344	602,716

NET ASSETS:
Beginning of year	5,295,394	4,692,678

End of year	$5,963,738	$5,295,394

Distributions in excess of net investment income at end of year	$(2,941)	$(2,941)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets			Supplemental data

	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(2)	Net assets, end of year or period	Expenses, before reductions/ additions(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(3)(4)(5)	Expenses, net of all reductions/ additions(3)(4)(5)	Net investment income (loss)(3)(4)(5)	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
ING SPorts Core Fixed Income Fund
03-31-10	9.48	0.52	1.20	1.72	0.52	0.24	—	0.76	10.44	18.48	5,964	1.30	0.00	0.00	5.02	163
03-31-09	10.46	0.51	(0.80)	(0.29)	0.51	0.18	—	0.69	9.48	(2.64)	5,295	2.39	0.01	0.01	5.24	87
06-08-07(1) - 03-31-08	10.00	0.42	0.46	0.88	0.42	—	—	0.42	10.46	8.90	4,693	3.73	0.00	0.00	5.04	97

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Fund indefinitely, except certain extraordinary expenses.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of one series, ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) (the “Fund”).

Shareholders generally bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Fund does not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Fund under its investment management agreement (“Management Agreement”). The Investment Adviser is absorbing all expenses of operating the Fund, except certain extraordinary expenses. However, the Fund is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of the Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the program sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolios of Investments.

For the year ended March 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.	Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2010, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$8,643,938	$8,653,506

U.S. Government Securities not included above were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$353,564	$460,849

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to the Management Agreement between the Investment Adviser and the Trust, on behalf of the Fund. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2010, ING Life Insurance and Annuity Company, an indirect, wholly-owned subsidiary of ING Groep, owned 71.71% of the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Retirement Policy (“Policy”) covering independent trustees of the Fund who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — EXPENSE LIMITATION

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of the Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Fund, which include the Fund’s share of any fees and expenses of any underlying funds whose shares are held by the Fund from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the Fund. The Fund to which the line of credit is available pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended March 31, 2010 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	($)	($)	($)
SPorts Core Fixed Income
03-31-10	62,910	(50,419)	12,491	652,148	(513,413)	138,735
03-31-09	127,728	(17,608)	110,120	1,236,591	(165,105)	1,071,486

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2010		Year Ended March 31, 2009
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$347,723	$81,115	$352,301	$4,684

The tax-basis components of distributable earnings as of March 31, 2010 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation
$121,701	$43,401	$111,194

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of March 31, 2010, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2010 (CONTINUED)

NOTE 11 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2010, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0383	May 3, 2010	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2010

Principal Amount			Value

CORPORATE BONDS/NOTES: 94.9%
Aerospace/Defense: 1.0%
$50,000		McDonnell Douglas Corp., 9.750%, due 04/01/12	$57,682

			57,682

Banks: 20.1%
100,000		American Express Bank FSB, 5.550%, due 10/17/12	107,864
250,000		Bank of New York Mellon Corp., 3.100%, due 01/15/15	249,766
100,000		Barclays Bank PLC, 5.125%, due 01/08/20	98,794
280,000		Citigroup, Inc., 5.000%, due 09/15/14	279,881
100,000		Deutsche Bank Trust Corp., 7.500%, due 11/15/15	111,620
250,000		Morgan Stanley, 4.100%, due 01/26/15	248,925
100,000	#	Santander US Debt SA Unipersonal, 2.485%, due 01/18/13	99,415

			1,196,265

Computers: 0.9%
50,000		International Business Machines Corp., 5.700%, due 09/14/17	55,494

			55,494

Diversified Financial Services: 12.3%
100,000		American Express Credit Corp., 5.875%, due 05/02/13	108,400
100,000		Caterpillar Financial Services Corp., 1.900%, due 12/17/12	100,752
250,000		HSBC Finance Corp., 5.500%, due 01/19/16	262,939
250,000		Merrill Lynch & Co., Inc., 5.300%, due 09/30/15	259,128

			731,219

Electric: 6.9%
50,000		Consolidated Edison Co. of New York, Inc., 5.500%, due 09/15/16	54,860
250,000		Duke Energy Corp., 3.350%, due 04/01/15	248,693
102,000		Public Service Co. of Oklahoma, 6.150%, due 08/01/16	109,951

			413,504

Insurance: 6.2%
150,000		Genworth Financial, Inc., 5.650%, due 06/15/12	154,690
100,000		Metlife, Inc., 5.000%, due 11/24/13	106,512
101,000		Metlife, Inc., 6.125%, due 12/01/11	108,099

			369,301

Iron/Steel: 4.4%
250,000		ArcelorMittal, 6.125%, due 06/01/18	262,842

			262,842

Principal Amount			Value

Media: 4.2%
$250,000	Comcast Corp., 5.150%, due 03/01/20		$252,733

			252,733

Office/Business Equipment: 1.7%
100,000	Xerox Corp., 4.250%, due 02/15/15		100,936

			100,936

Oil & Gas: 1.8%
100,000	NuStar Logistics L.P., 6.050%, due 03/15/13		107,475

			107,475

Pharmaceuticals: 4.2%
250,000	Novartis Capital Corp., 2.900%, due 04/24/15		248,544

			248,544

Pipelines: 11.2%
100,000	Consolidated Natural Gas Co., 6.000%, due 10/15/10		102,565
100,000	Magellan Midstream Partners L.P., 6.550%, due 07/15/19		110,951
100,000	Plains All American Pipeline L.P., 4.250%, due 09/01/12		103,953
100,000	Plains All American Pipeline LP, 5.750%, due 01/15/20		102,737
250,000	# Williams Partners L.P., 3.800%, due 02/15/15		249,826

			670,032

Real Estate: 4.1%
250,000	ProLogis, 6.875%, due 03/15/20		247,373

			247,373

Retail: 4.4%
260,000	Wal-Mart Stores, Inc., 2.875%, due 04/01/15		260,102

			260,102

Savings & Loans: 2.6%
150,000	Golden West Financial Corp., 4.750%, due 10/01/12		157,678

			157,678

Telecommunications: 8.9%
150,000	BellSouth Corp., 5.200%, due 09/15/14		161,779
100,000	Cisco Systems, Inc., 4.950%, due 02/15/19		104,180
150,000	Verizon New England, Inc., 6.500%, due 09/15/11		159,545
100,000	Verizon Virginia, Inc., 4.625%, due 03/15/13		104,961

			530,465

	Total Investments in Securities (Cost $5,550,451)*	94.9%	$5,661,645
	Other Assets and Liabilities - Net	5.1	302,093

	Net Assets	100.0%	$5,963,738

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2010 (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$119,222
Gross Unrealized Depreciation	(8,028)

Net Unrealized Appreciation	$111,194

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$5,661,645	$—	$5,661,645

Total Investments, at value	$—	$5,661,645	$—	$5,661,645

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2010 were as follows:

Fund Name	Type	Per Share Amount

ING SPorts Core Fixed Income Fund	NII	$0.5156
	STCG	$0.1010
	LTCG	$0.1412

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	July 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 - Present); President, National Charity League/Canaan Parish Board (April 2005 - March 2009) and Consultant (January 2005 - Present).	137	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	137	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	137	The Royce Fund (2009 - Present). Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	October 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	137	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	137	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	137	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	137	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	May 2007 - Present	President, Springwell Corporation (March 1989 - Present).	137	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee
Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	July 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	137	Intact Financial Corporation (December 2004 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	May 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	179	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC(8) (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC and ING Funds Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each “Independent Trustee” as defined in the 1940 Act, shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2007 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2007 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2007 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	March 2007 - Present	Senior Vice President, ING Investments, LLC(2) (June 1995 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	March 2007 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Managing Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	March 2007 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	March 2007 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the ING SPorts Core Fixed Income Fund’s (the “Fund”) existing investment management agreement (“Advisory Contract”) will remain in effect only if the Board of Trustees (the “Board”) of ING Separate Funds Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the Advisory Contract. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the Advisory Contract between ING Investment Management Co. (the “Adviser”), and the Trust, on behalf of the Fund.

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory Contract for the Fund. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered the Fund’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund’s existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”), including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Fund’s Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Fund for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the IRCs, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Fund’s Advisory Contract that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Fund for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) a copy of the form of Advisory Contract; (6) a copy of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contract, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Fund invests in a combination of ING mutual funds (“Underlying Funds”) that are sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (collectively, the “Franklin Templeton Advisers”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). The Board and or K&L Gates received the following items with respect to the Franklin Templeton Advisers: (1) responses from the Franklin Templeton Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (2) copies of the Form ADV for each Franklin Templeton Adviser; (3) financial statements for each Franklin Templeton Adviser; and (4) other information relevant to the Board’s evaluations.

The Fund has only one class of shares available and this class was used for purposes of comparison. The mutual

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

funds included in the Fund’s SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the funds in the ING Funds complex (including the Fund) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Fund and other funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Fund Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Fund asset level as of September 30, 2009.

The Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory Contract for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter and year-to-date

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

periods, but outperformed for the one-year period; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the second quintile for the most recent calendar quarter.

Economies of Scale

In considering the reasonableness of the Fund’s proposed advisory fee rate, the Board considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which this is reflected in the Adviser’s management fee rate. In this regard, the Board noted that the Fund, which would be utilized as investment vehicles by separately managed accounts (“SMAs”), would charge no advisory fee, but that participants in SMAs eligible to invest in the Fund pay fees to the relevant program sponsor.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board noted Management’s representations that the Fund is a pooled vehicle designed for investment by SMAs, and, as such, the Fund would waive all fees, leaving a net expense ratio of zero. The Board considered the Fund’s fee structure as it relates to the services to be provided under the Advisory Contract and the potential “fall-out” benefits to the Adviser and its affiliates from its association with the Fund. The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its affiliates from their association with the Fund.

For the Fund, the Board considered the fees payable to the Adviser in light of the nature and quality of the services that it has performed and is expected to perform. In addition, in considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and considered: (1) that the Fund’s Adviser charges no management fee and waives all expenses associated with the operation of the Fund because the Fund is designed for exclusive use within SMAs; (2) there are fees charged at the SMA level; and (3) the pricing structure (not including the fees charged by the SMAs investing in the Fund) of the Fund, as compared to its SPG, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. Further, the Board considered that the decline in the asset level of the Fund caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

The Board recognized that analysis of the Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all the factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UFISPORTS	(0310-052810)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $18,000 for year ended March 31, 2010 and $36,000 for the year ended March 31, 2009.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended March 31, 2010 and $4,300 for the year ended March 31, 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,490 in the year ended March 31, 2010 and $4,393 for the year ended March 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

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The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

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Last Approved: November 11, 2009

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre- Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre- Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee [2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee [2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre- Approval Period

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Appendix D Pre-Approved Other Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:                January 1, 2010

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

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(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,613,771 for year ended March 31, 2010 and $2,040,485 for the year ended March 31, 2009.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios (SPorts) Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2010